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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT
                                    FORM 8-K



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 21, 1997
                                                         -----------------------


                             Commerce Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


     New Jersey                        0-12874              22-2433468
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(State or Other Jurisdiction         (Commission          (IRS Employer
    of Incorporation)                File Number)       Identification No.)


Commerce Atrium, 1701 Route 70 East, Cherry Hill, New Jersey            08034
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including area code   (609) 751-9000
                                                     ---------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report).




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Item 5 - Other Events

         Under the terms of an Agreement and Plan of Reorganization and a related Agreement and Plan of Merger, as amended, (collectively the "Merger Agreement") each dated October 15, 1996, by and between Commerce Bancorp, Inc. ("CBI") and Independence Bancorp, Inc. ("IBI"), on January 21, 1997, IBI was merged with and into CBI and each share of the Common Stock of IBI owned on the Effective Date of the Merger (i.e., January 21, 1997) was automatically converted into .98175 shares of the Common Stock of CBI. For further information on this transaction, see CBI's Registration Statement on Form S-4 (Registration No. 333-16263) which is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

         Pursuant to Item 7(a)(4) of Form 8-K the foregoing financial statements will be filed by Amendment not later than 60 days after the date this Report on Form 8-K is filed.

         Independence Bancorp, Inc. and Subsidiaries
         Audited Financial Statements:

         Report of Independent Public Accountants.

         Consolidated Balance Sheet as of December 31, 1996.

         Consolidated Statement of Income for the year ended December 31, 1996.

         Consolidated Statement of Changes in Shareholders' Equity for the year ended December 31, 1996.

         Consolidated Statement of Cash Flows for the year ended December 31, 1996.

         Notes to Consolidated Financial Statements.

(b)      Pro Forma Financial Information

         Pursuant to Item 7(b)(2) of Form 8-K the foregoing financial statements will be filed by Amendment not later than 60 days after the date this Report on Form 8-K is filed.

         Pro Forma Combined Condensed Balance Sheet as of December 31, 1996.

         Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1996.



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(c)      Exhibits (listed by numbers corresponding to the Exhibit Table of Item
         601 of Regulation S-K)


         Exhibit No.                      Description
         -----------                      -----------

             2.1 Agreement and Plan of Merger, as amended, dated October 15, 1996 by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc. (incorporated by reference from Registration Statement No. 333-16263, Exhibit No. 1.2)

             2.2     Agreement and Plan of Reorganization dated October 15,
                     1996 by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc. (incorporated by reference from Registration Statement No. 333-16263, Exhibit No. 1.1). The Schedules to this Agreement are not filed as an Exhibit hereto pursuant to Regulation S-K, Item 601(b)(2).
                     However, the Registrant will furnish a copy of these Schedules to the Commission upon its request.

            *24.1    Consent of Arthur Andersen LLP.


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*  To be filed by Amendment.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             COMMERCE BANCORP, INC.


Dated:   January 28, 1997                     By:    /s/ C. Edward Jordan, Jr.
                                                   ---------------------------
                                                     C. Edward Jordan, Jr.
                                                     Executive Vice President